UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

C&J ENERGY SERVICES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	000-55404	98-1188116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Crown House, Second Floor

4 Par-la-Ville Rd.

Hamilton HM08

Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-4200

(Former name or former address, if changed since last report)

Nabors Red Lion Limited

Canon’s Court

22 Victoria Street

Hamilton HM12 Bermuda

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 24, 2015, C&J Energy Services, Inc. (“Original C&J”), Nabors Industries Ltd. (“NIL” and, together with its Subsidiaries, “Nabors”), C&J Energy Services Ltd. (formerly known as Nabors Red Lion Limited) (“New C&J”), Nabors CJ Merger Co. (“Merger Sub”) and CJ Holding Co. completed the previously-announced transactions (the “Transactions”) contemplated by the Agreement and Plan of Merger, dated as of June 25, 2014, by and among Original C&J, NIL, New C&J, Merger Sub and CJ Holding Co. (as amended from time to time, the “Merger Agreement”) and the Separation Agreement, dated as of June 25, 2014, by and between NIL and New C&J (as amended from time to time, the “Separation Agreement”).

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K12G3 filed by New C&J with the Securities and Exchange Commission (the “SEC”) on March 25, 2014 (the “Form 8-K”). This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Item 9.01 and certain other information regarding Original C&J.

Item 8.01	Other Events

As discussed below, Original C&J is considered the predecessor in the Transactions. Accordingly, attached to this Form 8-K/A as Exhibits 99.5 and 99.6 are the sections entitled “Business” and “Properties”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, respectively, as derived from the Annual Report on Form 10-K of Original C&J filed by Original C&J with the SEC on February 20, 2015, each of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Item 9.01(a) of the Form 8-K is hereby amended and restated in its entirety as follows:

As noted in the Form 8-K, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New C&J is the successor issuer to Original C&J, New C&J’s common shares are deemed to be registered under Section 12(b) of the Exchange Act, and New C&J is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Transactions have been accounted for as a reverse acquisition in conformity with accounting principles generally accepted in the United States of America pursuant to which, Original C&J is considered the accounting acquiror of New C&J. New C&J is the legal acquiror of Original C&J. Accordingly, the audited consolidated financial statements of Original C&J as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012, together with the reports of KPMG LLP and UHY LLP with respect thereto, are included as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Item 9.01(b) of the Form 8-K is hereby amended and restated in its entirety as follows:

The unaudited pro forma condensed consolidated combined financial statements were prepared using the acquisition method of accounting with Original C&J considered the predecessor or acquiror of the completion and services business of Nabors. The unaudited pro forma financial statements of C&J Energy Services Ltd. after giving effect to the business combination as of and for the year ended December 31, 2014 are included as Exhibit 99.4 to this Amendment No. 1 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Audited consolidated financial statements of C&J Energy Services, Inc. as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012

99.2	Consent of KPMG LLP

99.3	Consent of UHY LLP

99.4	Unaudited pro forma financial statements of C&J Energy Services Ltd. as of and for the year ended December 31, 2014.

99.5	“Business” and “Properties” as of and for the year ended December 31, 2014.

99.6	“Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 29, 2015

C&J ENERGY SERVICES LTD.
(Registrant)

By:	/s/ Brian Patterson
Brian Patterson
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Audited consolidated financial statements of C&J Energy Services, Inc. as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012

99.2	Consent of KPMG LLP

99.3	Consent of UHY LLP

99.4	Unaudited pro forma financial statements of C&J Energy Services Ltd. as of and for the year ended December 31, 2014.

99.5	“Business” and “Properties” as of and for the year ended December 31, 2014.

99.6	“Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2014.

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